LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2001

Provides long-term capital growth with
guaranteed return of investment on the
maturity date to investors who reinvest
all dividends and hold their shares to
the maturity date.

KEMPER TARGET
2010 FUND

                                                 "Taking a more defensive stance
                                                 at the beginning of the period,
                                          we established overweighted positions,
                                                 relative to the S&P 500, in the
                                             financial and health care sectors."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER TARGET 2010 FUND
 TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001 (UNADJUSTED FOR ANY SALES
 CHARGE)

 ........................................................
    KEMPER TARGET 2010 FUND                    3.58%
 ........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED (IF BEFORE MATURITY DATE), MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/01   7/31/00
 .........................................................
    KEMPER TARGET 2010 FUND           $9.72    $11.34
 .........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001, KEMPER TARGET 2010 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                   INCOME     SHORT-TERM       LONG-TERM
                  DIVIDEND   CAPITAL GAIN    CAPITAL GAIN
 ..............................................................
    KEMPER
    TARGET 2010
    FUND           $0.28         $0.06           $1.66
 ..............................................................

TERMS TO KNOW

FACE VALUE The dollar amount repaid to the bondholder on the maturity date. Sometimes called "par value."

MATURITY The date upon which a debt or bond becomes due for payment to the bondholder.

PRICE-TO-EARNINGS RATIO (P/E) A price-to-earnings ratio, often referred to as "P/E" or "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

PRINCIPAL VALUE The original dollar amount invested by a bondholder.

VALUATION The level at which an asset or a company is trading, or the analytical technique used to determine the value of the asset or company.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably late last year, and the next few months are likely to be a white-knuckle ride as a result. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board were standing on the sidelines. Fortunately, that's not the case. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes the Fed will cut rates as much as necessary to keep the economy from slipping into recession. That will very likely include, but not be limited to, another rate cut at the Fed's next meeting on March 20. In addition, stimulative fiscal policy has become close to a certainty. President Bush is pushing his tax cut program. Congress will quibble and fight over the details, but the Democratic leadership has come out publicly for lower taxes. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January 25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks 2001 presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investment has soared from under 10 percent of the economy to 15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (2/28/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.10                   5.80                   6.50                   5.00
Prime rate (2)                                  8.50                   9.50                   8.75                   7.75
Inflation rate (3)*                             3.70                   3.60                   2.80                   1.70
The U.S. dollar (4)                             6.40                   5.10                   2.30                  -1.70
Capital goods orders (5)*                       1.90                  13.20                  11.40                   8.70
Industrial production (5)*                      2.40                   5.70                   5.70                   3.00
Employment growth (6)                           1.40                   1.90                   2.00                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 1/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent in the middle of last year to about 5 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to

ECONOMIC OVERVIEW

come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from just under 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc. Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF MARCH 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MCCORMICK PHOTO]
TRACY MCCORMICK JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. MCCORMICK RECEIVED BOTH HER BACHELOR OF ARTS AND HER MASTER OF BUSINESS ADMINISTRATION DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE CONTRIBUTES MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.

[LANGBAUM PHOTO]
[DOLAN PHOTO]
PORTFOLIO MANAGERS GARY LANGBAUM AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. LANGBAUM, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., JOINED THE ORGANIZATION IN 1988. HE IS A CHARTERED FINANCIAL ANALYST WHO CONTRIBUTES MORE THAN 28 YEARS OF INDUSTRY EXPERIENCE TO THE FUND. A SPECIALIST IN FIXED-INCOME INVESTING, SCOTT DOLAN IS A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC., HIS EMPLOYER SINCE 1989.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


AGAINST A BACKDROP OF CONTINUED STOCK MARKET
VOLATILITY AND GROWING ACCEPTANCE THAT THE U.S.
ECONOMY WAS SLOWING, SEVERAL NOTABLE TRENDS EMERGED
DURING THE SEMIANNUAL PERIOD, PROVIDING NEEDED
DIRECTION TO INVESTORS. HERE, LEAD PORTFOLIO
MANAGER TRACY MCCORMICK TELLS HOW SHE AND HER TEAM
SOUGHT TO POSITION KEMPER TARGET 2010 FUND TO
BENEFIT, AND HOW IT FARED AFTER A SURPRISING
JANUARY MARKET REVERSAL.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF KEMPER TARGET 2010 FUND'S
PERFORMANCE DURING THE SEMIANNUAL PERIOD -- AUGUST 1, 2000, THROUGH JANUARY 31, 2001?

A     Kemper Target 2010 Fund gained 3.58 percent, unadjusted for any sales charges, for the six months ended January 31, 2001. This compares with a loss of
3.99 percent by the Standard & Poor's 500 stock index.

  We're gratified by the fund's outperformance relative to the S&P 500. As you're aware, Kemper Target 2010 Fund invests in both stocks and zero-coupon U.S. Treasury bonds. The primary purpose of the bonds is to provide investors a guaranteed return of their original investment upon maturity (see Terms To Know on page 2), in accordance with the fund's objective.* However, they also help mitigate volatility within the portfolio. The semiannual period was one characterized by wild swings in the market, and the stability of these bonds helped to offset disappointing returns in some of the fund's equity holdings.

* REMEMBER THAT THE GUARANTEED RETURN OF PRINCIPAL APPLIES ONLY TO SHAREHOLDERS WHO HOLD THEIR INVESTMENTS UNTIL MATURITY AND REINVEST ALL DIVIDENDS. PLEASE SEE THE PROSPECTUS FOR DETAILS.

Q     WILL YOU PROVIDE AN OVERVIEW OF THE INVESTMENT ENVIRONMENT AND MANAGEMENT
ACTIVITY THROUGHOUT THE PERIOD?

A     Several notable trends emerged during the semiannual period that helped provide direction to investors who had long sought signs to point them to their next moves. Weary of the wild volatility that had rocked the markets since the crash of the Nasdaq Composite in March, and worried about a pronounced U.S. economic slowdown, investors turned away from technology and other high-P/E (see Terms To Know on page 2) stocks. Instead, they gravitated toward classically defensive plays, such as health care and financial stocks. Then in January 2001, following a highly unusual interim rate cut by the Federal Reserve, the markets experienced nearly a complete turnabout. Lower interest rates are viewed as positive for the stock market. Investors returned their attention to technology stocks once again, driving up many of the names that had been beaten down in the latter half of 2000. Conversely, many of the previously top-performing names in the health care and financial sectors dipped sharply.

PERFORMANCE UPDATE

  Taking a more defensive stance at the beginning of the period, we established overweighted positions, relative to the S&P 500, in the financial and health care sectors. Within financials, we trimmed some consumer finance names to create room for more banks, including Bank of America and Mellon Bank. In health care, we added many new names based on improving fundamentals and accelerating earnings growth, and added to positions in medical supply companies, such as Baxter International, which was among the fund's top 10 holdings, and Abbott Labs. We remained underweighted in technology but committed to holdings in semiconductors and PCs, where falling valuations (see Terms To Know on page 2) provided some excellent buying opportunities. New purchases during the period included Hewlett-Packard.

  When the markets reversed in January, however, that positioning proved detrimental. While financial stocks tend to do well in a falling-interest-rate environment, they were hit hard in January. Adept stock selection did not shield us from losses in health care. And, because of our underweighted position, we were simply unable to fully benefit from the bounce in technology. On balance, our overweighted position in consumer cyclicals, notably in retail names, helped the fund preserve value during this last, difficult month of the period.

Q     WILL YOU EXPLAIN WHAT ZERO-COUPON BONDS ARE AND HOW THEY WORK?

A     Zero-coupon bonds are debt obligations of the U.S. government and, as such, are backed by a federal government guarantee. They are sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bonds at a fraction of what they will be worth on some date in the future.

  The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be very volatile. Their principal value (see Terms To Know on page 2) tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

  The fund's maturity date dictates what portion of the fund's assets must be invested in zero-coupon bonds to ensure the return of original investment at maturity. The remainder then can be invested in stocks, the fund's engine of growth.

Q     WHAT WORKED ESPECIALLY WELL FOR KEMPER TARGET 2010 FUND? WHAT DIDN'T?

A     Financial stocks, which were a haven for investors looking to escape the relatively higher-risk sectors at the tail end of 2000, performed exceptionally well for the first five months of the six-month period. Notably, we took profits in Washington Mutual, a savings and loan. We also benefited strongly from recent investments in consumer finance firms, such as Household International and Capital One Financial, and property and casualty firms, such as Hartford Financial Service Group.

  Many health care holdings also did well. The sector was under some pricing pressure last year, when the uncertain outcome of the U.S. presidential election threw into question the future of drug benefits and other health care policies. Working together with our research analysts, we were able to identify which stocks were poised for growth regardless of the election's outcome. Medical supply and specialty pharmaceutical companies with new products or newly won patents, such as Baxter and Alza, made expected strides.

  Suffice it to say that just about everything that worked well during the first five months of the period failed to shield the fund from losses in January. In a complete reversal, investors abandoned more defensive names, motivated primarily by profit taking in sectors that had done well and bargain hunting among technology stocks that had been beaten down.

Q     WHAT IS YOUR OUTLOOK FOR INVESTING IN THE COMING MONTHS AND, GIVEN THAT,
HOW WILL YOU SEEK TO POSITION THE FUND?

A     We are optimistic about the investment environment of the near future.
What we've experienced recently -- a market without consensus -- is the toughest to navigate. We believe that much of the volatility we've seen has been a result of whipsawing opinion regarding the direction of the U.S. economy. Recently, there seems to be increasing conviction that the economy will continue to slow. As we mentioned earlier, just after the New Year, the Fed announced the first of what is likely to be a series of rate cuts. Shortly thereafter, the newly inaugurated President

PERFORMANCE UPDATE

George W. Bush announced his plans for a tax cut.

  In our view, the consumer will be the immediate beneficiary of shrinking interest and tax rates. Therefore, we will be actively seeking opportunities within the retail sector. Falling interest rates tend to be favorable for financial stocks as well. Insurance companies -- specifically property and casualty firms, which are currently going through an affirming pricing cycle -- should do well.

  Finally, we will continue to remain underweighted in technology until we find reasons for greater conviction. While we believe that the semiconductor industry will rebound from recent declining demand for the computer hardware and microchips integral to cellular and wireless communications equipment and other goods, we are skeptical about the imminent growth of other technology subsectors. The problem is one of excess infrastructure and inventory that has resulted from the many young Internet and telecommunications companies whose business models proved not to be viable, despite generous Wall Street backing. Accordingly, we will continue to seek attractive opportunities within the semiconductor and PC subsectors. We will not return to the telecommunications and optics industries, however, until we see inventory levels reduced, cost-reduction measures instituted and a return to what we believe are more realistic valuations.

 IMPORTANT INFORMATION FOR SHAREHOLDERS

 HOW THE KEMPER TARGET 2010 FUND ASSURANCE WORKS

 Kemper Target 2010 Fund invests in a combination of U.S. government zero-coupon bonds and equity securities, primarily growth stocks. If shares are held to maturity (see page 19 for maturity date) and all dividends are reinvested, shareholders are assured of receiving their original investment at maturity, plus any returns the stocks in the portfolio have earned. You may redeem your investment on any business day at the then-current net asset value. Keep in mind that shares redeemed prior to maturity do not benefit from this assurance. Also, if you do not reinvest all dividends, this assurance does not apply. Shares will fluctuate in value.

LARGEST HOLDINGS

KEMPER TARGET 2010 FUND'S 10 LARGEST STOCK HOLDINGS*
Representing 9.0 percent of the fund's total market value on January 31, 2001

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             GENERAL ELECTRIC              A broadly diversified company        1.5%
                                             with major businesses in power
                                             generators, appliances, lighting,
                                             plastics, medical systems,
                                             aircraft engines, financial
                                             services and broadcasting.
---------------------------------------------------------------------------------------
2.             PFIZER                        A research-based pharmaceutical      1.1%
                                             company involved in the
                                             discovery, development,
                                             manufacturing and marketing of
                                             medicines for humans and animals.
---------------------------------------------------------------------------------------
3.             CITIGROUP                     The largest financial services       0.9%
                                             company was formed from the
                                             merger of Citicorp and Travelers
                                             Group. It offers credit card,
                                             banking, insurance and investment
                                             services in more than 100
                                             countries. Subsidiaries include
                                             Salomon Smith Barney (brokerage),
                                             Primerica (life insurance and
                                             mutual funds) and Travelers
                                             Property Casualty.
---------------------------------------------------------------------------------------
4.             MICROSOFT                     A company that develops, markets     0.9%
                                             and supports a variety of
                                             software, operating systems,
                                             Internet services and language
                                             and application programs.
---------------------------------------------------------------------------------------
5.             EXXON MOBIL                   A company engaged in the             0.9%
                                             exploration, production,
                                             manufacture, transportation and
                                             sale of crude oil, natural gas
                                             and petroleum products.
---------------------------------------------------------------------------------------
6.             UNITED                        A company that designs, develops,    0.8%
               TECHNOLOGIES                  manufactures, sells and services
                                             mechanical products, including
                                             aircraft engines and parts,
                                             elevators, and air conditioning,
                                             heating and refrigeration systems
                                             and equipment.
---------------------------------------------------------------------------------------
7.             WAL-MART                      The world's largest retailer, the    0.8%
                                             company runs approximately 4,000
                                             discount, combination discount
                                             and grocery, and members-only
                                             warehouse stores, primarily in
                                             the United States, the UK and
                                             Mexico.
---------------------------------------------------------------------------------------
8.             BAXTER                        An international market-leader in    0.8%
               INTERNATIONAL                 health care that develops,
                                             manufactures and distributes a
                                             diversified line of products,
                                             systems and services used by
                                             hospitals, clinical and medical
                                             research laboratories, blood and
                                             dialysis centers, rehabilitation
                                             centers and nursing homes.
---------------------------------------------------------------------------------------
9.             IBM                           A company that manufactures and      0.7%
                                             distributes computer hardware,
                                             equipment, applications and
                                             systems software.
---------------------------------------------------------------------------------------
10.            AMERICAN                      Provides a variety of insurance      0.6%
               INTERNATIONAL                 and insurance-related services in
               GROUP                         the United States and overseas.
---------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER TARGET 2010
Portfolio of Investments at January 31, 2001 (Unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--0.6%                                                              AMOUNT         VALUE
                                             State Street Bank and Trust Company, 5.630%,
                                               to be repurchased at $477,075 on
                                               02/01/2001** (Cost $477,000)                $   477,000   $   477,000
                                             ---------------------------------------------------------------------------
U. S. GOVERNMENT & AGENCIES--63.2%
                                             U.S. Treasury Separate Trading Registered
                                               Interest and Principal Securities,
                                               Principal only, 5.334%, 11/15/2010***
                                               (Cost $48,480,398)                           89,100,000    53,228,340
                                             ---------------------------------------------------------------------------
                                                                                            NUMBER OF
COMMON STOCKS--36.2%                                                                         SHARES

    CONSUMER DISCRETIONARY--2.7%
    DEPARTMENT & CHAIN STORES--2.5%
                                             Costco Wholesale Corp.*                             5,000       231,250
                                             Home Depot, Inc.                                    3,000       144,600
                                             Kohl's Corp.*                                       6,400       454,400
                                             Target Corp.                                       14,300       543,114
                                             Wal-Mart Stores, Inc.                              12,000       681,600
                                             ---------------------------------------------------------------------------
                                                                                                           2,054,964

    SPECIALTY RETAIL--0.2%
                                             Radioshack Corp                                     3,600       198,144
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.5%
    FOOD & BEVERAGE--1.7%
                                             Coca-Cola Co.                                       9,000       522,000
                                             H.J. Heinz Co.                                     10,700       468,553
                                             PepsiCo, Inc.                                       9,750       429,682
                                             ---------------------------------------------------------------------------
                                                                                                           1,420,235

    PACKAGE GOODS/ COSMETICS--0.8%
                                             Colgate-Palmolive Co.                               6,500       390,520
                                             Procter & Gamble Co.                                3,800       272,992
                                             ---------------------------------------------------------------------------
                                                                                                             663,512
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--1.8%
    CELLULAR TELEPHONE--0.4%
                                             Nokia Oyj (ADR)*                                    9,200       316,020
                                             ---------------------------------------------------------------------------

    TELEPHONE/ COMMUNICATIONS--1.4%
                                             AT&T Wireless Group*                                9,000       233,730
                                             BroadWing, Inc.*                                   12,500       351,000
                                             Qwest Communications International, Inc.*           9,000       379,080
                                             SBC Communications, Inc.                            5,000       241,750
                                             ---------------------------------------------------------------------------
                                                                                                           1,205,560
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.9%
    AEROSPACE
                                             United Technologies Corp.                           9,500       712,310
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    ENERGY--2.7%
    OIL & GAS PRODUCTION--0.5%
                                             Nabors Industries, Inc.*                            7,000   $   413,070
                                             ---------------------------------------------------------------------------

    OIL COMPANIES--1.4%
                                             Exxon Mobil Corp.                                   8,688       731,095
                                             Royal Dutch Petroleum Co. (New York Shares)         7,000       422,450
                                             ---------------------------------------------------------------------------
                                                                                                           1,153,545

    OILFIELD SERVICES--0.8%
                                             BJ Services Company*                                3,000       234,840
                                             Schlumberger Ltd.                                   6,500       499,200
                                             ---------------------------------------------------------------------------
                                                                                                             734,040
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--6.4%
    BANKS--1.6%
                                             Bank of America Corp.                               4,000       215,280
                                             J.P. Morgan Chase & Co.                             6,500       357,435
                                             Mellon Financial Corp.                              6,000       279,600
                                             Wells Fargo & Co.                                   9,500       489,345
                                             ---------------------------------------------------------------------------
                                                                                                           1,341,660

    CONSUMER FINANCE--1.1%
                                             American Express Co.                                8,250       388,575
                                             Capital One Finance Corp.                           3,000       189,060
                                             Household International, Inc.                       5,646       324,532
                                             ---------------------------------------------------------------------------
                                                                                                             902,167

    INSURANCE--2.2%
                                             Allstate Corp.                                      7,500       291,600
                                             American International Group                        6,675       567,508
                                             Hartford Financial Services Group, Inc.             7,200       442,800
                                             Jefferson Pilot Corp.                               4,500       297,450
                                             St. Paul Companies, Inc.                            6,600       316,932
                                             ---------------------------------------------------------------------------
                                                                                                           1,916,290

    INVESTMENT--0.3%
                                             Merrill Lynch & Co., Inc.                           3,800       275,500
                                             ---------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--1.2%
                                             Citigroup, Inc.                                    13,666       764,886
                                             Marsh & McLennan Companies, Inc.                    2,000       216,300
                                             ---------------------------------------------------------------------------
                                                                                                             981,186
------------------------------------------------------------------------------------------------------------------------

    HEALTH--6.5%
    BIOTECHNOLOGY--0.6%
                                             Biogen, Inc.*                                       3,000       193,500
                                             Genzyme Corporation (General Division)*             1,000        86,563
                                             Immunex Corp.*                                      6,000       183,750
                                             ---------------------------------------------------------------------------
                                                                                                             463,813

    HOSPITAL MANAGEMENT--0.3%
                                             Tenet Healthcare Corp*                              5,500       239,910
                                             ---------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--1.8%
                                             Abbott Laboratories                                10,000       448,600
                                             Baxter International, Inc.                          7,200       632,736
                                             Becton, Dickinson & Co.                            12,700       436,626
                                             ---------------------------------------------------------------------------
                                                                                                           1,517,962

    PHARMACEUTICALS--3.1%
                                             Allergan, Inc.                                      3,150       414,000
                                             ALZA Corp.*                                        10,000       257,513
                                             American Home Products Corp.                        6,000       354,600
                                             Eli Lilly and Co.                                   3,500       275,800
                                             GlaxoSmithKline PLC (ADR)                           2,900       152,395
                                             Merck & Co., Inc.                                   3,000       246,540
                                             Pfizer, Inc.                                       20,375       919,931
                                             ---------------------------------------------------------------------------
                                                                                                           2,620,779

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    MISCELLANEOUS--0.7%
                                             Applera Corp.--Applied Biosystems Group             3,500   $   294,000
                                             Cigna Corp.                                         3,000       333,450
                                             ---------------------------------------------------------------------------
                                                                                                             627,450
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.4%
    DIVERSIFIED MANUFACTURING--2.1%
                                             General Electric Co.                               27,250     1,253,500
                                             Tyco International Ltd.                             8,598       529,637
                                             ---------------------------------------------------------------------------
                                                                                                           1,783,137

    MACHINERY/COMPONENTS--0.3%
                                             Illinois Tool Works, Inc.                           3,800       248,900
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.2%
    ADVERTISING--0.2%
                                             Omnicom Group, Inc.                                 2,000       182,600
                                             ---------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--0.4%
                                             Viacom, Inc. "B"*                                   6,210       342,792
                                             ---------------------------------------------------------------------------

    CABLE TELEVISION--0.3%
                                             AT&T Corp.--Liberty Media Group*                   16,000       270,400
                                             ---------------------------------------------------------------------------

    PRINT MEDIA--0.3%
                                             Tribune Co.                                         6,000       241,860
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.3%
    MISCELLANEOUS COMMERCIAL
                                             United Parcel Service, Class "B"                    4,000       247,600
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--8.4%
    COMPUTER SOFTWARE--1.4%
                                             Intuit, Inc.*                                       6,300       248,850
                                             Microsoft Corp.*                                   12,000       732,750
                                             Oracle Corp.*                                       7,100       206,787
                                             ---------------------------------------------------------------------------
                                                                                                           1,188,387

    DIVERSE ELECTRONIC PRODUCTS--1.6%
                                             Dell Computer Corp.*                                8,500       222,063
                                             General Motors Corp. "H"*                          12,000       335,760
                                             Motorola, Inc.                                     15,000       342,150
                                             Solectron Corp.*                                   10,200       406,470
                                             ---------------------------------------------------------------------------
                                                                                                           1,306,443

    EDP PERIPHERALS--0.4%
                                             EMC Corp.                                           3,600       273,564
                                             VERITAS Software Corp.*                               800        75,900
                                             ---------------------------------------------------------------------------
                                                                                                             349,464

    ELECTRONIC COMPONENTS--1.0%
                                             Applied Micro Circuits Corp.*                       3,000       220,500
                                             Celestica, Inc.*                                    2,500       165,125
                                             Cisco Systems, Inc.*                               11,000       411,812
                                             ---------------------------------------------------------------------------
                                                                                                             797,437

    ELECTRONIC DATA PROCESSING--1.3%
                                             Hewlett-Packard Co.                                 7,000       257,180
                                             International Business Machines Corp.               5,150       576,800
                                             Sun Microsystems, Inc.*                             9,600       293,400
                                             ---------------------------------------------------------------------------
                                                                                                           1,127,380

    MILITARY ELECTRONICS--0.3%
                                             General Dynamics Corp.                              4,000       283,920
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    SEMICONDUCTORS--2.4%
                                             Applied Materials, Inc.                             7,000   $   352,188
                                             Intel Corp.                                        14,200       525,400
                                             Linear Technology Corp.                             7,000       438,375
                                             Texas Instruments, Inc.                            10,000       438,000
                                             Xilinx, Inc.*                                       5,250       283,500
                                             ---------------------------------------------------------------------------
                                                                                                           2,037,463
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.4%
    RAILROADS
                                             Union Pacific Corp.                                 6,900       365,562
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $25,988,444)                                           30,531,462
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $74,945,842)                                          $84,236,802
                                             ---------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities

*** Bond equivalent yield to maturity; not a coupon rate.

 (a) The cost for federal income tax purposes was $75,012,229. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $9,224,573. This consisted of aggregate gross unrealized appreciation for all securities in which there was excess of value over tax cost of $10,312,226 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,087,653

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2001 (Unaudited)

ASSETS
Investments in securities, at value (cost $74,945,842)          $84,236,802
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      26,773
---------------------------------------------------------------------------
Receivable for investments sold                                     591,173
---------------------------------------------------------------------------
Dividends receivable                                                 15,364
---------------------------------------------------------------------------
Interest receivable                                                      75
---------------------------------------------------------------------------
TOTAL ASSETS                                                     84,870,187
---------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                               267,194
---------------------------------------------------------------------------
Payable for investments purchased                                   602,476
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     68,495
---------------------------------------------------------------------------
Accrued management fee                                               37,885
---------------------------------------------------------------------------
Accrued reorganization costs                                         16,802
---------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                  25,677
---------------------------------------------------------------------------
Other accrued expenses and payables                                  91,792
---------------------------------------------------------------------------
Total liabilities                                                 1,110,321
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $83,759,866
---------------------------------------------------------------------------
 NET ASSETS
Net assets consists of:
Undistributed net investment income (loss)                      $   181,085
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         9,290,960
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                                922,621
---------------------------------------------------------------------------
Paid-in capital                                                  73,365,200
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $83,759,866
---------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($83,759,866
  / 8,621,129 outstanding shares of beneficial interest $.01
  par value, unlimited number of shares authorized)                  $ 9.72
---------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE (100/95.00 of $9.72)                $10.23
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended January 31, 2001 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $992)               $  144,048
--------------------------------------------------------------------------
Interest                                                         1,533,689
--------------------------------------------------------------------------
Total Income                                                     1,677,737
--------------------------------------------------------------------------
Expenses:
Management fee                                                     213,581
--------------------------------------------------------------------------
Services to shareholders                                            65,584
--------------------------------------------------------------------------
Custodian fees                                                         930
--------------------------------------------------------------------------
Administrative services fees                                       106,790
--------------------------------------------------------------------------
Auditing                                                            10,488
--------------------------------------------------------------------------
Legal                                                                1,608
--------------------------------------------------------------------------
Trustees' fees and expenses                                          7,482
--------------------------------------------------------------------------
Reports to shareholders                                             16,660
--------------------------------------------------------------------------
Registration fees                                                   18,638
--------------------------------------------------------------------------
Reorganization                                                      18,334
--------------------------------------------------------------------------
Other                                                                6,210
--------------------------------------------------------------------------
Total expenses, before expense reductions                          466,305
--------------------------------------------------------------------------
Expense reductions                                                  (7,474)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           458,831
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     1,218,906
--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        1,410,099
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                     336,556
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       1,746,655
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $2,965,561
--------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                JANUARY 31, 2001          YEAR ENDED
                                                                  (UNAUDITED)            JULY 31, 2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                      $  1,218,906           $  2,423,248
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  1,410,099             14,069,919
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                         336,556             (6,807,822)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           2,965,561              9,685,345
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                               (2,030,600)            (3,098,754)
------------------------------------------------------------------------------------------------------
Net realized gains                                                 (12,437,424)            (3,826,461)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                            1,226,787              9,908,800
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       13,961,913              6,651,384
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (4,728,986)           (38,542,683)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        10,459,714            (21,982,499)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (1,042,749)           (19,222,369)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   84,802,615            104,024,984
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $181,085 and $992,779, respectively)         $ 83,759,866           $ 84,802,615
------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                            7,479,486              9,494,566
------------------------------------------------------------------------------------------------------
Shares sold                                                            109,374                905,125
------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                        1,458,925                648,679
------------------------------------------------------------------------------------------------------
Shares redeemed                                                       (426,656)            (3,568,884)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                               1,141,643             (2,015,080)
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF PERIOD                                  8,621,129              7,479,486
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                           FOR THE
                                                SIX MONTHS                                ONE MONTH
                                                   ENDED                                    ENDED        YEAR ENDED
                                                JANUARY 31,      YEAR ENDED JULY 31,      JULY 31,        JUNE 30,
                                                   2001        -----------------------    ---------    --------------
                                                (UNAUDITED)    2000     1999     1998       1997       1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $11.34       10.96    10.80    11.86      11.24      11.46    11.19
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         .16(a)      .30(a)   .32(a)   .40        .03        .42      .44
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                            .22         .87     1.05      .25        .59       1.48     1.03
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .38        1.17     1.37      .65        .62       1.90     1.47
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.28)       (.36)    (.38)    (.42)        --       (.44)    (.44)
-------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
  transactions                                     (1.72)       (.43)    (.83)   (1.29)        --      (1.68)    (.76)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                (2.00)       (.79)   (1.21)   (1.71)        --      (2.12)   (1.20)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.72       11.34    10.96    10.80      11.86      11.24    11.46
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                  3.58**     11.49    13.75     6.56       5.52**    18.43    13.91
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)             84          85      104      106        117        112      107
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                 1.06*(c)    1.06     1.00      .94        .84*       .93      .95
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                 1.05*(c)    1.05     1.00      .94        .84*       .93      .95
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           2.85*       2.77     3.06     3.30       3.38*      3.60     3.68
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           42*         97       52       80         86*        94       71
-------------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.03% and 1.03% respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Target 2010 Fund (formerly called Kemper
                             Retirement Fund Series I), (the "Fund") is a diversified series of Kemper Target Fund (the
                             "Trust"), which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November
                             15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor") formerly Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares were sold during a limited offering period, and are redeemable on a continuous basis.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities, which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss and the utilization of tax equalization. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended January 31, 2001,
                             investment transactions (excluding short-term instruments) are as follows:

                             Purchases                               $17,627,483

                             Proceeds from sales                      19,727,264

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with ZSI and pays a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Fund incurred a management fee of $213,581 for the six months ended
                             January 31, 2001.

                             UNDERWRITING AGREEMENT. The Fund has an
                             underwriting agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of the Fund's shares for the six months ended January 31, 2001 are $5,254.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the six months ended January 31, 2001 are $106,790, of which $35,181 is unpaid at January 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC incurred shareholder services fees of $55,056 for the six months ended January 31, 2001 of which $27,579 is unpaid at January 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of ZSI. For the six months ended January 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $492 to independent trustees. In addition, a one-time fee of $6,990 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 6. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $3,495 of such costs.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2001, the Fund's custodian and transfer agent fees were reduced by $402 and $1,809, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $1,768 of such costs.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Chairperson, Trustee              Vice President and                Secretary
and Vice President                Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Secretary
Trustee                           Treasurer
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              IRENE CHENG                       Assistant Treasurer
Trustee                           Vice President

FREDERICK T. KELSEY               TRACY MCCORMICK
Trustee                           Vice President

FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President

JOHN G. WEITHERS                  WILLIAM F. TRUSCOTT
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target 2010 Fund prospectus.
KTF2010 - 3 3/28/01 8227
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)